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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                               ---------------

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)     May 28, 1996
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                                 ALUMAX INC.
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              (Exact Name of Registrant as Specified in Charter)


      Delaware                     1-12374                    13-2762395
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(State or Other Jurisdiction     (Commission                  (IRS Employer
   Of Incorporation)             File Number)              Identification No.)


5655 Peachtree Parkway, Norcross, GA                     30092
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(Address of Principal Executive Offices)               (Zip Code)

Registrant's telephone number, including area code   (770) 246-6600
                                                   --------------------------


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        (Former Name or Former Address, if Changed Since Last Report)


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Item 5.    Other Events.
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        On May 28, 1996, Alumax Inc. announced that it had agreed to sell its
Mexican mining interests to its partner, Industrias Penoles, S.A. de C.V., for U.S. $160 million. Completion of the transaction is subject to the preparation of a definitive agreement between the parties. The transaction is expected to close on or before June 30, 1996.


                                  SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Alumax Inc.

                                        By /s/ Helen M. Feeney
                                           --------------------
                                           Helen M. Feeney
                                           Vice President & Corporate Secretary


Date:   May 29, 1996



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